SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 11, 2004

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-1.1 UNDERWRITING AGREEMENT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     C. Exhibit:

     The exhibit listed below relates to the Registration Statement No. 333-111658 on Form S-3 of The St. Joe Company and is filed herewith for incorporation by reference in such Registration Statement.

1.1	Underwriting Agreement dated as of February 10, 2004, among The St. Joe Company, The Alfred I. duPont Testamentary Trust and Morgan Stanley & Co. Incorporated, as representative.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: February 11, 2004	By:	/s/ Michael N. Regan

Name: Michael N. Regan
Title: Senior Vice President